UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001797288
Benchmark 2020-B16 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-06	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

Item 8.01. Other Events.

On February 12, 2020 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated January 27, 2020 and filed with the Securities and Exchange Commission on February 12, 2020 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Bellagio Hotel and Casino	4.8	4.2
Kings Plaza	4.9	(1)
3500 Lacey	4.10	N/A
560 Mission Street	4.11	N/A
1633 Broadway	4.12	4.3
Starwood Industrial Portfolio	4.13	4.4
650 Madison Avenue	4.14	4.5
181 West Madison	4.15	4.6
510 East 14th Street	4.16	4.4
490-504 Myrtle Avenue	4.17	4.7
Giant Anchored Portfolio	4.18	4.7
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the

“Privately Offered Certificates”) and (iii) the VRR Interest. The Publicly Offered Certificates and the Privately Offered Certificates (other than the Class R Certificates) are collectively referred to as the “Non-VRR Certificates”.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $762,321,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (together with DBSI, JPMS, CGMI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 24, 2020 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, JPMS and CGMI are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $91,820,872, were sold to DBSI, JPMS and CGMI (together with DBSI and JPMS, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 24, 2020, among the Depositor, the Initial Purchasers and GACC.

The VRR Interest, having an aggregate initial Certificate Balance of $44,955,000, was sold to Deutsche Bank AG, New York Branch (“DBNY”), JPMorgan Chase Bank, National Association (“JPMCB”) and Citi Real Estate Funding Inc. (“CREFI” and, together with DBNY and JPMCB, the “Retaining Parties”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates and the VRR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2020-B16 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 77 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 24, 2020 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation, $20,725,250 Certificate Balance of the VRR Interest (which portion of the VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 24, 2020 and as to which an executed version is attached hereto as Exhibit 99.2 (the “JPMCB Mortgage Loan Purchase Agreement”) between the Depositor and JPMCB, in exchange for, among other compensation, $12,000,000 Certificate Balance of the VRR Interest, and (iii) CREFI, pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 24, 2020 and as to which an executed version is attached hereto as Exhibit 99.3 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the JPMCB

Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI, in exchange for, among other compensation, $12,229,750 Certificate Balance of the VRR Interest.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,800,386, were approximately $890,764,388. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $110,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,640,386 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of January 27, 2020.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial Certificate Balance of approximately $44,955,000, representing the right to receive approximately 5.00% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Non-VRR Certificates and the VRR Interest.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of January 24, 2020, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of January 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as Starwood special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
Exhibit 4.6	Trust and Servicing Agreement, dated as of February 5, 2020, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of December 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National

Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.8	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1-S1 Holder, Initial Note A-1-S2 Holder, Initial Note A-1-RL Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder, Initial Note A-1-C3 Holder, Initial Note A-1-C4 Holder, Initial Note A-1-C5 Holder, Initial Note B-1-S Holder, Initial Note B-1-RL Holder and Initial Note C-1-S Holder, Citi Real Estate Funding Inc., as Initial Note A-2-S1 Holder, Initial Note A-2-S2 Holder, Initial Note A-2-RL Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder, Initial Note A-2-C5 Holder, Initial Note B-2-S Holder, Initial Note B-2-RL Holder and Initial Note C-2-S Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3-S1 Holder, Initial Note A-3-S2 Holder, Initial Note A-3-RL Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder, Initial Note A-3-C3 Holder, Initial Note A-3-C4 Holder, Initial Note A-3-C5 Holder, Initial Note B-3-S Holder, Initial Note B-3-RL Holder and Initial Note C-3-S Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder and Initial Note A-1-4 Holder, Societe Generale Financial Corporation, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder and Wells Fargo Bank, National Association, as Initial Note A-3-1 Holder, Initial Note A-3-2 Holder, Initial Note A-3-3 Holder and Initial Note A-3-4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of February 7, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1-1 Holder, DBR Investments Co. Limited, as Initial Note A-1-2-A Holder, DBR Investments Co. Limited, as Initial Note A-1-2-B Holder, DBR Investments Co. Limited, as Initial Note A-1-3 Holder and DBR Investments Co. Limited, as Initial Note A-1-4 Holder and Bank of America, N.A., as Initial Note A-2-A Holder and Bank of America, N.A., as Initial A-2-B Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder, Initial Note A-1-C-2 Holder, Initial Note A-1-C-3 Holder, Initial Note A-1-C-4 Holder, Initial Note A-1-C-5 Holder, Initial Note A-1-C-6 Holder, Initial Note A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder, Initial Note A-2-C-2 Holder, Initial Note A-2-C-3 Holder, Initial Note A-2-C-4 Holder, Initial Note A-2-C-5 Holder, Initial Note A-2-C-6 Holder, Initial Note A-2-C-7 Holder and Initial Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder, Initial Note A-3-C-2 Holder, Initial Note A-3-C-3 Holder, Initial Note A-3-C-4 Holder, Initial Note A-3-C-5 Holder, Initial Note A-3-C-6 Holder, Initial Note A-3-C-7 Holder and Initial Note

B-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 Holder, Initial Note A-4-C-2 Holder, Initial Note A-4-C-3 Holder, Initial Note A-4-C-4 Holder, Initial Note A-4-C-5 Holder, Initial Note A-4-C-6 Holder, Initial Note A-4-C-7 Holder and Initial Note B-4 Holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-2 Holder, DBR Investments Co. Limited, as Initial Note A-3-1 Holder, DBR Investments Co. Limited, as Initial Note A-3-2 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder and DBR Investments Co. Limited, as Initial Note B Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Initial Note A-5 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder and Initial Note A-6 Holder, BMO Harris Bank N.A., as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note B-3 Holder and BMO Harris Bank N.A., as Initial Note B-4 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of February 5, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of January 29, 2020, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of December 4, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of November 26, 2019, by and between Citi Real Estate Funding Inc., as Initial Note A-1-A Holder, Citi Real Estate Funding Inc., as and Initial Note A-1-B Holder, Wells Fargo Bank, National Association, as Initial Note A-2-A Holder and Wells Fargo Bank, National Association, as Initial Note A-2-B Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 12, 2020 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 27, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective January 24, 2020, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective January 24, 2020, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective January 24, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 12, 2020
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director